EXHIBIT 99.1

                                  EXTREMA, LLC
                              FINANCIAL STATEMENTS

                                    CONTENTS


Report of Independent Certified Public Accountants...........................F-2

Financial Statements:

     Balance Sheet...........................................................F-3

     Statements of Operations................................................F-4

     Statements of Members' Equity (Deficit).................................F-5

     Statements of Cash Flows................................................F-6

Notes to Financial Statements........................................F-7 to F-11

               Report of Independent Certified Public Accountants

To the Board of Directors
Extrema, LLC
Doral, Florida

         We have audited the accompanying balance sheets of Exrema, LLC as of September 30, 2004 and December 31, 2003, and the related statements of operations, equity and cash flows for the period from September 9, 2004 to September 30, 2004 and for the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Extrema, LLC as of September 30, 2004 and December 31, 2003, and the results of their operations and their cash flows for the period from September 9, 2004 to September 30, 2004 and for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has negative working capital of $94,907 at September 30, 2004, has net losses for the period from September 9, 2004 to September 30, 2004 and for the year ended December 31, 2003 of $14,502 and $186,553, respectively, and used cash in operations of $19,994 for the period from September 9, 2004 to September 30, 2004. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                        /s/Sherb & Co., LLP
                                        Certified Public Accountants

New York, New York
January 11, 2005

                                  EXTREMA, LLC
                                  BALANCE SHEET

                                                     September 30,  December 31,
                                                          2004          2003
                                                     -------------  ------------
                                     ASSETS

CURRENT ASSETS:
  Cash .............................................   $   3,005     $  43,390
  Accounts receivable (net of allowance for doubtful
   accounts of $40,000 at September 30, 2004 and
   December 31, 2003) ..............................      27,603       136,423
  Inventories ......................................     135,038        10,418
  Due from related party ...........................      26,000             -
                                                       ---------     ---------

    Total Current Assets ...........................     191,646       190,231

OTHER ASSETS .......................................         494           494
                                                       ---------     ---------

    Total Assets ...................................   $ 192,140     $ 190,725
                                                       =========     =========


                        LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES:
  Accounts payable and accrued expenses ............   $ 286,553     $ 230,083
                                                       ---------     ---------

    Total Current Liabilities ......................     286,553       230,083

MEMBERS' DEFICIT ...................................     (94,413)      (39,358)
                                                       ---------     ---------

    Total Liabilities and Members' Deficit .........   $ 192,140     $ 190,725
                                                       =========     =========

                        See notes to financial statements

                                                 EXTREMA, LLC
                                           STATEMENTS OF OPERATIONS

                                               For the
                                             Period from                 For the
                                           January 1, 2004             Period from            For the Year
                                         to September 8, 2004       September 9, 2004            Ended
                                         (Date of Acquisition)    to September 30, 2004    December 31, 2003
                                         ---------------------    ---------------------    -----------------
                                             (Unaudited)
NET REVENUES ........................        $ 1,092,382               $   154,255            $ 8,269,877

COST OF SALES .......................          1,034,804                   142,730              8,069,247
                                             -----------               -----------            -----------

GROSS PROFIT ........................             57,578                    11,525                200,630
                                             -----------               -----------            -----------

OPERATING EXPENSES:
  Salaries ..........................             70,074                    19,488                173,434
  Selling, general and administrative             35,435                     5,754                207,335
                                             -----------               -----------            -----------

    Total Operating Expenses ........            105,509                    25,242                380,769
                                             -----------               -----------            -----------

LOSS FROM OPERATIONS ................            (47,931)                  (13,717)              (180,139)

OTHER EXPENSE:
    Interest expense ................             (8,592)                     (785)                (6,414)
                                             -----------               -----------            -----------

NET LOSS ............................        $   (56,523)              $   (14,502)           $  (186,553)
                                             ===========               ===========            ===========

                                      See notes to financial statements
                                                     F-4

                                  EXTREMA, LLC
                     STATEMENTS OF MEMBERS' EQUITY (DEFICIT)
      For the Period from September 9, 2004 to September 30, 2004 (audited)
          and for the Period from January 1, 2004 to September 8, 2004
         (unaudited) and for the Year Ended December 31, 2003 (audited)


                                                                      Total
                                                                    Members'
                                                                Equity (Deficit)
                                                                ----------------

Balance, December 31, 2002 ....................................    $ 144,564

Member contributions, net .....................................        2,631

Net loss for the year .........................................     (186,553)
                                                                   ---------

Balance, December 31, 2003 ....................................      (39,358)

Member contribution, net from Janaury 1, 2004
 to September 8, 2004 (date of acquisition) ...................      (90,030)

Net loss for the period from January 1, 2004
 to September 8, 2004 (Date of acquisition) ...................      (56,523)
                                                                   ---------

Balance, September 8, 2004 ....................................     (185,911)

Member contribution related to acquisition ....................      106,000

Net loss for the period from September 9, 2004
 to September 30, 2004 (after acquisition) ....................      (14,502)
                                                                   ---------

Balance, September 30, 2004 ...................................    $ (94,413)
                                                                   =========

                        See notes to financial statements

                                                           EXTREMA, LLC
                                                     STATEMENTS OF CASH FLOWS

                                                                   For the
                                                                 Period from                 For the
                                                               January 1, 2004             Period from            For the Year
                                                             to September 8, 2004       September 9, 2004            Ended
                                                             (Date of Acquisition)    to September 30, 2004    December 31, 2003
                                                             ---------------------    ---------------------    -----------------
                                                                  (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss ..............................................          $ (56,523)               $ (14,502)             $(186,553)
  Adjustments to reconcile net loss to net cash
   provided by (used in) operating activities:

  Changes in assets and liabilities:
    Accounts receivable .................................            120,717                  (11,897)                (6,020)
    Inventories .........................................            (98,725)                 (25,895)                (6,532)
    Prepaid and other current assets ....................                  -                        -                    300
    Accounts payable and accrued expenses ...............             24,170                   32,300                222,283
                                                                   ---------                ---------              ---------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES .....            (10,361)                 (19,994)                23,478
                                                                   ---------                ---------              ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Contributions ....................................                  -                        -                  2,631
  Member distributions ..................................            (90,030)                       -                      -
  Proceeds from notes payable-related party .............             80,000                        -                      -
                                                                   ---------                ---------              ---------

NET CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES            (10,030)                       -                  2,631
                                                                   ---------                ---------              ---------

NET INCREASE (DECREASE) IN CASH .........................            (20,391)                 (19,994)                26,109

CASH - beginning of period ..............................             43,390                   22,999                 17,281
                                                                   ---------                ---------              ---------

CASH - end of period ....................................          $  22,999                $   3,005              $  43,390
                                                                   =========                =========              =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW  INFORMATION:
  Cash paid for:
    Interest ............................................          $   8,592                $     785              $   6,414
                                                                   =========                =========              =========
    Income taxes ........................................          $       -                $       -              $       -
                                                                   =========                =========              =========

  Non-cash investing and financing activities:
    Accounts receivable exchanged for related party
     receivable .........................................          $       -                $ 106,000              $       -
                                                                   =========                =========              =========

                                                See notes to financial statements.
                                                                F-6

                                  EXTREMA, LLC
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1 THE COMPANY

Exrema, LLC (the "Company") is a Miami-based computer hardware wholesaler with a 22-year history with substantially all of its revenues derived from sales to Brazil. Effective September 8, 2004, Genesis Technology Group, Inc. ("Genesis"), a Florida corporation, acquired 60% of the common stock of the Company. Genesis accounted for this acquisition using the purchase method of accounting in accordance with SFAS No. 141. In connection with the acquisition, Genesis issued 1,369,697 shares of common stock to the seller and paid cash of $63,500. The value of the 1,369,697 common shares issued of $.16 per share or $219,151 was determined based on the average market price of Genesis' common shares over the 5-day period before and after the acquisition date of September 8, 2004.

Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash, accounts receivable, accounts payable and accrued expenses, and amounts due from related parties approximate their fair market value based on the short-term maturity of these instruments.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

Accounts receivable

Accounts receivable are reported at net realizable value. The Company has established an allowance for doubtful accounts based upon factors pertaining to the credit risk of specific customers, historical trends, and other information. Delinquent accounts are written-off when it is determined that the amounts are uncollectible.

                                  EXTREMA, LLC
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventories

Inventories, consisting of computer equipment and accessories, are stated at the lower of cost or market utilizing the first-in, first-out method.

Income taxes

The Company elected to be treated as a Limited Liability Company under the provisions of the Internal Revenue Code. Accordingly, there is no provision for federal income taxes because such liability was the responsibility of the individual stockholders. No pro forma provision for income taxes has been provided in the accompanying statements of operations due to the Company's history of operating losses during these periods.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company places its cash with high credit quality financial institutions. Almost all of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Research and development

Research and development costs are expensed as incurred.

Revenue recognition

The Company follows the guidance of the Securities and Exchange Commission's Staff Accounting Bulletin 104 for revenue recognition. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The following policies reflect specific criteria for the various revenues streams of the Company:

The Company's revenues from the sale of products are recorded when the goods are shipped.

                                  EXTREMA, LLC
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements

In November 2004, the Financial Accounting Standards Board (FASB) issued SFAS 151 "Inventory Costs". This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). In addition, this Statement requires that allocation of fixed production overhead to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this Statement will be effective for the Company beginning with its fiscal year ending 2006. The Company is currently evaluating the impact this new Standard will have on its operations, but believes that it will not have a material impact on the Company's financial position, results of operations or cash flows.

In December 2004, the FASB issued SFAS 153 "Exchanges of Non-monetary Assets - an amendment of APB Opinion No. 29. This Statement amended APB Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption of this Standard is not expected to have any material impact on the Company's financial position, results of operations and cash flows.

In December 2004, the FASB issued SFAS 123 (revised 2004) "Share-Based Payment". This Statement requires that the cost resulting from all share-based transactions be recorded in the financial statements. The Statement establishes fair value as the measurement objective in accounting for share-based payment arrangements and requires all entities to apply a fair-value-based measurement in accounting for share-based payment transactions with employees. The Statement also establishes fair value as the measurement objective for transactions in which an entity acquires goods or services from non-employees in share-based payment transactions. The Statement replaces SFAS 123 "Accounting for Stock-Based Compensation" and supersedes APB Opinion No. 25 "Accounting for Stock Issued to Employees". The provisions of this Statement will be effective for the Company beginning with its fiscal year ending 2005. The Company is currently evaluating the impact this new Standard will have on its financial position, results of operations and cash flows.

                                  EXTREMA, LLC
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004


NOTE 2 - RELATED PARTY TRANSACTIONS

Due to related party

In August 2004, Genesis advanced $80,000 to the Company for working capital purposes. Additionally, on September 8, 2004, in connection with the acquisition of 60% of the Company by Genesis, the selling member retained an accounts receivable in the amount of approximately $106,000 which was applied to the purchase price and which Genesis owes to the Company. Accordingly, at September 30, 2004, the net amount owed by Genesis to the Company is $26,000.

NOTE 3 - GOING CONCERN

The accompanying financial statements are prepared assuming the Company will continue as a going concern. The Company has negative working capital of $94,907 at September 30, 2004, has net losses for the period from September 9, 2004 to September 30, 2004 and for the year ended December 31, 2003 or $14,502 and $186,553, respectively, and used cash in operations of $19,994 for the period from September 9, 2004 to September 30, 2004. While the Company is attempting to increase sales, the growth has not been significant enough to support the Company's daily operations. Daily operations have been funded by Genesis and management intends to obtain a line of credit attempt to raise additional funds by way of a public or private offering. While the Company believes in the viability of its strategy to increase sales volume and in its ability to raise additional funds or obtain a line of credit, there can be no assurances to that effect.

NOTE 4 - SUBSEQUENT EVENTS

On December 17, 2004, the Company's subsidiary, Extrema, entered into a real estate agreement, whereby Extrema may purchase a 4,800 square foot office/warehouse condominium for $790,000 on or before June 17, 2005. In connection with this agreement, Extrema paid an initial earnest deposit of $15,000. Extrema is required to pay an additional $5,000 per month in earnest deposit to the seller. The earnest money is non-refundable. At closing, Extrema shall pay to the seller an amount equal to the purchase price, minus the sum of the earnest deposit, plus or minus closing costs. In the event that Extrema does not close, Extrema will forfeit all earnest monies.

In October 2004, the Company borrowed $220,000 from Genesis for working capital purposes.

                                  EXTREMA, LLC
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004


NOTE 5 - CONCENTRATION OF CREDIT RISK

Substantially of the Company's revenues are to companies located in Brazil. The Brazilian government has historically exercised significant influence over the Brazilian economy, with frequent and, occasionally, drastic intervention. It has often changed monetary, credit, tariff and other policies to influence the course of Brazil's economy. The Brazilian government's actions to control inflation and implement other policies have often involved wage and price controls, as well as other interventionist measures, such as assuming management of large Brazilian banks, freezing bank accounts and imposing capital controls. Current and future governmental policies, to prevent or to respond to inflation, devaluation, social instability and other political, economic or diplomatic developments involving tariffs, exchange controls, regulations and taxation may have a material adverse effect on our business and financial condition.